1         Investor Day 2010A     January 27, 2010 New York, NY

2 Title:  Cautionary statement 2 Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995:  This slide presentation, as well as our accompanying oral remarks, contain numerous “forward looking statements” related to future events, plans, projections, or conditions, including, without limitation, statements regarding our earnings guidance for 2010, our pending acquisition of the HIM business of Unisys, and our medical cost-management initiatives for 2010. All of our forward-looking statements are based on our current expectations and assumptions. Actual results could differ materially due to numerous known and unknown risks and uncertainties, including risk factors related to the following: budgetary pressures on the federal and state governments;  unexpected rate reductions or the rescission of expected rate increases; the enactment of federal health care reform; management of our medical costs, including flu levels and rates of utilization that are consistent with our expectations; final fourth quarter and full year 2009 financial results consistent with our expectations; the timely closing of the HIM business acquisition, including the need to obtain regulatory approvals, customer consents, and to satisfy other closing conditions; the integration of the HIM business and operations; the retention and renewal of the HIM business’s state government contracts on terms consistent with our expectations; the accuracy of our operating cost and capital outlay projections for the HIM business; and numerous other risk factors, including those discussed in our periodic reports and filings with the Securities and Exchange Commission. These reports can be accessed under the investor relations tab of our Company website or on the SEC’s website at www.sec.gov. Given these risks and uncertainties, we can give no assurances that any results or events projected or contemplated by our forward-looking statements will in fact occur, and we caution investors not to place undue reliance on these statements. All forward-looking statements made during today’s presentation represent our judgment as of January 27, 2010, and we disclaim any obligation to update such statements

Investor Day 2010A  J. Mario Molina, MD President & Chief Executive Officer  January 27, 2010 New York, NY

4 molina healthcare

(Gp:) Title: Growth Strategy 5 1. Leverage our core business Expand the business: Increased market penetration in existing markets Strategic acquisitions Entry into new markets or programs (risk & fee based) 3. Strive for operational excellence: Quality & accreditation Customer service Administrative cost control Technology

Title: Leveraging technology to sustain growth Other Placeholder:  Molina Healthcare IT Center:  state-of-the-art data processing  Cisco HealthPresence™  HIM:  pending acquisition of technology focused company 6

Building a flexible health care services **portfolio**

UNISYS
Health Information Management

Molina Healthcare to acquire Unisys Health Information Management (HIM)

- $135MM purchase price
- Transaction expected to close in Q1/Q2 2010
- Accretive to operating cash flow but dilutive to EPS in 2010
- Molina acquires:
  - State Fiscal Agent contracts in Louisiana, West Virginia and New Jersey
  - MMIS / Fiscal Agent contracts in Idaho and Maine
  - Pharmacy Rebate Management contract in Florida
  - Market leading QNXT-based HealthPas MMIS platform technology
  - ~900 HIM employees

© 2010 Molina Healthcare, Inc.

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8 Title:  Strategic alignment 1. Medicaid Managed Care Design Development & Implementation, IT outsourcing, Assumption and Administration of Systems/Operations, Fiscal Agent Services, Care and Utilization Management Risk Based Contracting  Scope (Medicaid + Medicare) Medicaid program health plan outsourcing for selected members (ie TANF, ABD, CHIP) and other government programs, including risk medical management and primary care clinics 2. Medicare Managed Care Medicare program health plan outsourcing for Special Needs Plan (SNP) members and  low income MAPD 3. Medicaid Health Information Management Fee based Based Contracting  Scope Molina Healthcare is aligning its business into three strategic business units that address specific market opportunities

9The combined services portfolio will include Molina’s managed care offering combined with the systems and fiscal agent services of HIM’s product suite. Building a flexible health care services portfolio (Gp:) (Gp:) Value Proposition for States: Comprehensive medical management, cost containment, predictable state outlays, administrative simplification, improved care coordination, improved health outcomes Value Proposition for States: Control program design, low state fee schedules, very high drug rebates, enhanced federal matching funds, claims costs paid in arrears Medicaid Managed Care Medicaid Fee For Service Molina HIM

10 Title: Snapshot of combined operation (Molina + HIM) Beneficiaries Providers Employees Medicaid Contracts

Title: Unisys HIM: a strong strategic fit Molina footprint HIM footprint Diversifies the product portfolio for marketing Medicaid solutions to state governments (risk + fee for service)  Enhanced competitive position and brand profile in U.S. Medicaid sector  Increases geographic and revenue diversification into new states (Louisiana, West Virginia, New Jersey, Idaho & Maine)  Access to successful revenue generating platform providing healthcare related services on a fee-for-service basis  Entry to higher margin business Working platform for near-term business expansion   Platform for creating significant additional shareholder value 11

Title: Molina Healthcare Investor’s Day 2010 SubTitle: Anthony D Rodgers, Principal Health Management Associates

Title: Presentation Topics Other Placeholder:  Medicaid MMIS Customers and Vendor Expectations High Level View of the MMIS Infrastructure The Medicaid Information Management Systems Market The Impact of Environmental Changes on the MMIS Market 13

Title: Persons with Medicaid Coverage: Upward Growth for Two Decades SOURCE: 1966 – 2008: HMA analysis of CMS and CBO historical data 2009-2019 and  CBO Medicaid projections, 2009. Millions of U.S. Medicaid Beneficiaries during year. 1999: 43 Million 1989: 23 Million 1979: 21 Million 2009: 68 Million 14

Title: CMS Requirements for Fiscal Agents and State Operated MMIS Environments Other Placeholder: Business-driven enterprise architecture System environment must operated based on industry standards Efficient and effective data sharing capability Supports interoperability, system integration, and open architecture Support integration of clinical and administrative data  Promote secure data exchange Provide built in security and privacy 15

Title: State and Federal Customer Expectations for MMIS Vendors and Fiscal Agents Other Placeholder: Align information requirements with Medicaid enterprise vision and direction Lower overall life-cycle maintenance and  development costs Lower claims processing and administrative operations costs Enable interoperability and data sharing   16

Title:Medicaid Information Management System Environment January 25, 2010 17

Title: Medicaid Information Technology Architecture 18

Title: Medicaid Information Technology Framework (Gp:) Data Processing  (Gp:) Data Management Layer  (Gp:) Data Standards  (Gp:) Data Flow (Gp:) Business Services (Gp:) Technical  Services  (Gp:) Technology Solutions  (Gp:) Technical Functionality  (Gp:) Application Architecture  (Gp:) Technology  Standards Technical Architecture Business Operations Operations Capacity Business Process Performance Requirements Business Architecture Information Architecture 19

Title: IT Life Cycle for New MMIS Business January 25, 2010 20

Title: Industry Fees and Charges21

Title: MMIS Life Cycle Expenditure January 25, 2010 22

Title:Scope of MMIS and Fiscal Agent Contracts with States 23

Title: The MMIS Market 24

Title: State MMIS Contracts Expiration Dates  By Fiscal Year Source: CMS MMIS fiscal agent contract status report  Note: State contract expiration dates include optional extensions years 25

Title: MMIS Contractor Market Share 26

Title: Competitors Based on CMS reported expenditures for Vendor and State Operated MMIS 27

Title: Market Share 28

Title: Significant Changes in the MMIS Market Driven by New Requirements and HIT 29

Title: MMIS Conversion to ICD 10 Other Placeholder: Medicaid Programs are required to convert to HIPAA v5010/D.0 electronic transaction standards (Jan. 2012) and ICD-10-CM and ICD-10-PCS claims code sets (Oct. 2013)  This will have a significant impact on the MMIS market “front end systems”, core claims system, and “downstream” the interface and/or share data with claims systems. Significant time and resources will have to be spent by Medicaid to convert vendor or in-house legacy systems to be 5010 and ICD-10 compliant 30

Title: Health Information Exchange Platform Architecture Radiology Medicaid Health Data Publication Layer Clinical Lab Data Sources Health Data Management Layer Medicaid Health Data Integration and Translation Layer Data Analysis Applications Web Services Application Collaborative Knowledge Management Platform Services Value Added Web Services Security and Consent Policy Administrative EHR Rx History 31

Medicaid HIT Infrastructure Platform Design 32

Title: Questions 33

Cost Drivers of 2009 John Molina Chief Financial Officer  January 27, 2010 New York, NY

Title: 2009-2010 Flu Season in Molina Markets 35 Source: Google Flu Trends (http://www.google.org/flutrends) ‘09Q3 ‘09Q4 United States & Molina Top Membership Markets Number of Patients with Flu-Like Symptoms ‘10Q1 ‘10Q2 over 75% of Molina’s membership resides in these states Flu activity has resulted in greater pharmacy and emergency room utilization.

Title: Length of Enrollment (LOE) 36 As length of enrollment increases, the paid PMPM decreases. Costs tend to be higher in the early months of a member’s enrollment history. 2 Note: E denotes estimate. The Company is currently in the process of finalizing its results for the fourth quarter and full year 2009. There can be no assurance that the Company’s final results for the fourth quarter of 2009 will be as specified above. All numbers are approximations.  Excludes recent start up and acquisition states (Texas, Missouri and Florida) where historical cost information did not go far enough to incorporate into time series. Enrollment growth by state 2009E over 2008 1

Title: Trend in ER Facility and cost utilization 37 Coding to higher levels contributing to higher costs per visit.  Cost per visit up 9%, utilization trend up 9%, total trend up 18%.

38 2 2009 Outpatient Prospective Payment System (OPPS); CMS American College of Emergency Physicians 2007 1 Rising outpatient costs

Title: Addressing 2009 cost drivers in 2010 39 (Gp:) 1  (Gp:) 2  (Gp:) 3  (Gp:) 4  (Gp:) 5  (Gp:) 6 Utilization Management Case & Care Management Network & Contract Management Claims Payout Management Underwriting & Pricing Product & Benefit Design Unavailable in Medicaid managed care Medical Management [Howatt] Health Plan Operations [Bayer]

Network & Contract Management/Claims Payout Management  Terry Bayer Chief Operating Officer  January 27, 2010 New York, NY

Title: Addressing 2009 cost drivers in 2010 41 (Gp:) 1  (Gp:) 2  (Gp:) 3  (Gp:) 4  (Gp:) 5  (Gp:) 6 Utilization Management Case & Care Management Network & Contract Management Claims Payout Management Underwriting & Pricing Product & Benefit Design Unavailable in Medicaid managed care Medical Management [Howatt]   Health Plan Operations [Bayer]

42 Title: Refining the provider networkIn competing for state contracts we have built large provider networks As a result 38% of our primary care doctors have fewer than 25 members.

Title: Medical Cost Ratio by Total Number of Members1 43 Providers with more members are more efficient. MCR Composite including Michigan, Ohio, Washington, and New Mexico MCR by Total # of Members Linear (MCR by Total # of Members) MCR

Title: Refining the provider network 44 Percent of our providers with less than 25 members. Percent of our overall membership that resides with providers with fewer than 25 members. Medical Care Ratio associated with providers with fewer than 25 members. We can reduce the size of the provider panel without sacrificing quality or access, while reducing both administrative and medical costs.   38% 3% 92%

Title: Benefits of refining the provider network Other Placeholder: Meaningful volume gets providers’ attention Increased commitment to Medicaid Focused support for Molina programs Improved HEDIS scores Member education Improved compliance Increases loyalty among providers and the health plan Referrals to in-network specialists and hospitals Lower administrative costs to maintain the network 45

HealthPresence™ **expands** Molina's reach



(L-R) John Chambers, CEO Cisco Systems, Gov. Arnold Schwarzenegger, R-California, and Dr. Mario Molina, CEO Molina Healthcare, introduce the **HealthPresence™** Pilot at a press conference held at Molina headquarters in Long Beach, California (1/15/2010).

Cisco HealthPresence™ combines state-of-the-art video, audio, and medical information to create an environment similar to what most people experience when they visit their doctor or health specialist. Cisco, the Cisco logo, Cisco Systems, Cisco HealthPresence and Cisco TelePresence are registered trademarks or trademarks of Cisco Systems, Inc. and/or its affiliates in the United States and certain other countries.

We are **leveraging technology** to enhance provider access for underserved populations

Benefits:

- Allows us to apply telemedicine to actually **examine patients**
- Provides **better care coordination** and patient management
- Highly **effective in rural areas** or where there are few specialty providers
- Lower healthcare costs due to **better controlled illness**
- Lower costs due **to fewer hospitalizations** and **lower ER** utilization

© 2010 Molina Healthcare, Inc.

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Title: Efficiently managing medical claims     89% 96% 99% Claims Processed  Within 30 Days Electronic Claims Receipt (EDI) 61% 69% 73% 43% 46% 59% Auto Adjudication Rate 99% 79% 63% Despite a 20% increase in claims volume, claims inventories remain flat. 47 Note: E denotes estimate. The Company is currently in the process of finalizing its results for the fourth quarter and full year 2009. There can be no assurance that the Company’s final audited results for the fourth quarter and for fiscal year 2009 will be as specified above. The estimates of fourth quarter results as shown above constitute forward-looking statements and are subject to the risk that final audited results may vary. All numbers are approximations.

Title: Addressing 2009 cost drivers in 2010 48 (Gp:) 1  (Gp:) 2  (Gp:) 3  (Gp:) 4  (Gp:) 5  (Gp:) 6 Utilization Management Case & Care Management Network & Contract Management Claims Payout Management Underwriting & Pricing Product & Benefit Design Unavailable in Medicaid managed care Medical Management [Howatt] Health Plan Operations [Bayer]

Medical Management  Jim Howatt, MD Chief Medical Officer  January 27, 2010 New York, NY

Title: Addressing 2009 cost drivers in 2010 50 (Gp:) 1  (Gp:) 2  (Gp:) 3  (Gp:) 4  (Gp:) 5  (Gp:) 6 Utilization Management Case & Care Management Network & Contract Management Claims Payout Management Underwriting & Pricing Product & Benefit Design Unavailable in Medicaid managed care Medical Management [Howatt] Health Plan Operations [Bayer]

51 30 day Readmit Data by Program Reducing avoidable readmissions should lead to lower hospital costs. Addressing the problem:  Discharge planning Telephone contact after discharge Outpatient support of the discharge plan Monitoring claims for readmissions Reducing hospital readmissions

Title:Reducing emergency room utilization Other Placeholder:The Problem:Unacceptably high number of ER visits are “repeats”  Most repeat visits are for non-emergent conditions  Most repeat visits occur within days of the initial visit so timely intervention is key52“In Ohio, 39% of our members who were seen in the ER returned within 30 days.”Kevin Smith, MD Chief Medical Officer Molina Healthcare of Ohio

Other Placeholder:  Management Actions:  Launching a pilot in Ohio to take advantage of stepped-up provider cooperation plus new technology 5 participating facilities are now providing notification of member ER visits within 3 to 5 days of service “Eliza” interactive voice technology system will be used to contact members  Missouri pilot program reduced ER utilization by members whom we are able to reach by about 50% 53 Title: Reducing emergency room utilization

Title: 17-P Program 54 2008 2009 419 154 2010E 600 The 17-P program identifies pregnancies with a history of premature delivery, and includes a weekly administration of a hormone shot.  Results in approximately 1/3 reduction in repeat premature births. Total Participating Pregnancies

Title: MHI Premature/NICU Days – All Plans Number of NICU days per 1000 Live Births # Days 55

Title: 4Q08 vs 4Q09 pharmacy experience Cost per Rx 8% 2% Rx per 1,000 Utilization Unit Cost 10,134 9,365 $38.48 $37.68 Note:  Both years exclude Missouri, where Rx benefit was carved out, 10/1/09. 56

Title: Person-centered healthcare home 57 Breaking the wall between primary and behavioral health care services Coordinated care management for people with Severe Mental Illness (SMI)  Increased access to primary care through collocation with behavioral health provider  Integration of physical health, mental health and chemical dependency services   Increased patient self management Molina Staff Model Clinic for Washington WMIP program (L-R) Edward Kim, VP Direct Delivery, Glen Bogner, President Molina Healthcare of Washington, participate in the new clinic’s wall breaking event.

58Q&A

HIM Accounting Discussion Joseph White Chief Accounting Officer  January 27, 2010 New York, NY

60 Body: Advantages Predictable expense Opportunity for administrative efficiencies Low capital requirements (system development cost paid by the states) Small downside  Easy upstream of cash  Body: Advantages Predictable revenue Opportunity for medical management efficiencies Revenue paid in advance Big upside MMIS (Fee Based) HMO (Risk Based) Disadvantages Variable expense Large capital requirements (increasing with size) Difficult to upstream cash Two Different Financial Models MMIS and HMO models have complementary strengths and offsetting weaknesses Low revenue /  High margin / Low variability High revenue / Low margin / High variability Disadvantages Variable revenue Revenue paid in arrears

Body: Income Statement Design, Development & Implementation (DDI) revenue recognized long after cash is received DDI expense recognized long after cash is paid  Body: Income Statement Revenue recognition and cash receipt nearly simultaneous Expense recognition and cash disbursement nearly simultaneous MMIS (Fee Based) HMO (Risk Based) Balance Sheet Cash Medical claims payable Two Different Accounting Profiles MMIS and HMO models have different accounting profiles Balance Sheet Capitalized software costs Deferred revenue   61

62 Revenue: HMO revenue is based upon the eligibility of the member for services MMIS revenue is earned when the services are performed Business Process Outsourcing (BPO)– payment of claims, flat fees, PMPM fees  DDI - milestone and certification payments for systems readiness  Expense: HMO expense is variable. Medical expenses fluctuate with seasonality, disease outbreaks, and changes in provider payment practices. Administrative expenses are comparatively small.  MMIS expenses are more predictable. All expenses are administrative costs. DDI costs are amortized over contract life Why the Different Accounting Profiles?

63 What Makes MMIS Revenue Complicated? *Note: BPO revenue earned between “go live” and system certification may be deferred

64 Revenue and Expense Recognition CASH IN REVENUE CASH IN (DDI) UNEARNED REVENUE EXPENSE CAPITALIZED COST CASH OUT EXPENSE CASH OUT (DDI) HMO MMIS - DDI BALANCE SHEET INCOME STATEMENT MMIS HMO

65 Revenue and Expense Recognition CASH IN   REVENUE   BPO REVENUE CASH IN (BPO) EXPENSE CASH OUT BPO EXPENSE CASH OUT (BPO) HMO MMIS –  “GO LIVE”   BALANCE SHEET INCOME STATEMENT MMIS HMO

66 Revenue and Expense Recognition REVENUE   MMIS –  CERTIFICATION BALANCE SHEET INCOME STATEMENT BPO REVENUE CASH IN (BPO) BPO EXPENSE MMIS –  “GO LIVE”   CASH IN (DDI) UNEARNED REVENUE CASH OUT (BPO) MMIS CASH IN (BPO) CAPITALIZED COST EXPENSE CASH OUT (DDI) CASH OUT (BPO)

MMIS (Fee Based) HMO (Risk Based) Manage DDI process Enhance productivity Manage change orders Introduction of new products and services Manage medical costs Control administrative costs Grow enrollment High revenue   Low margin  High variability Low revenue High margin Low variability What Are the Keys to Profitability? 67

Financial Discussion    John Molina Chief Financial Officer  January 27, 2010 New York, NY

69 Higher utilization due to widespread flu across Molina markets  Higher emergency room costs  Margin compression related to state budget shortfalls   Rate decreases in New Mexico and Washington  Missouri pharmacy carve-out  Enrollment growth and the higher costs associated with new members  Higher general and administrative costs (core + premium taxes) Title: Fourth Quarter 2009 Preliminary Financial Results The Company is currently in the process of finalizing its results for the fourth quarter and full year 2009.  The Company plans to announce its complete audited results for the fourth quarter and full year 2009 on February 11, 2010. Please refer to The Company’s cautionary statement on page 2.

Title: 2009-2010 Flu Season in Molina Markets 70 Source: Google Flu Trends (http://www.google.org/flutrends) ‘09Q3 ‘09Q4 United States & Molina Top Membership Markets Number of Patients with Flu-Like Symptoms ‘10Q1 ‘10Q2 over 75% of Molina’s membership resides in these states Flu activity has resulted in greater pharmacy and emergency room utilization. Please refer to The Company’s cautionary statement on page 2.

Title: Flu Cost per Member per Month 2008-2009 71 Q408 Average $10.35 Q409 Average $13.37 Flu activity has resulted in higher utilization   Note: E denotes estimate. The Company is currently in the process of finalizing its results for the fourth quarter and full year 2009. There can be no assurance that the Company’s final audited results for the fourth quarter and for fiscal year 2009 will be as specified above. The estimates of fourth quarter results as shown above constitute forward-looking statements and are subject to the risk that final audited results may vary. All numbers are approximations.   Please refer to The Company’s cautionary statement on page 2.

Title: Flu Impact – EPS Incremental over 2008 72 2Q09 ($0.02) ($0.59) 1Q09 4Q09E 3Q09 FY2009E   ($0.14) ($0.13)   ($0.32)   1. Quarterly EPS does not sum to YTD EPS due to differing number of shares. 1 EPS 0 Note: E denotes estimate. The Company is currently in the process of finalizing its results for the fourth quarter and full year 2009. There can be no assurance that the Company’s final audited results for the fourth quarter and for fiscal year 2009 will be as specified above. The estimates of fourth quarter results as shown above constitute forward-looking statements and are subject to the risk that final audited results may vary. All numbers are approximations. Please refer to The Company’s cautionary statement on page 2.

Title:    ER Costs 73Coding to higher levels contributing to higher costs per visit.  Cost per visit up 9%, utilization trend up 9%, total trend up 18%. Please refer to The Company’s cautionary statement on page 2.

Title: ER Facility (excluding Flu) Costs PMPM 2008-2009 74 Q408 Average $12.41 Q409 Average $13.88 Note: E denotes estimate. The Company is currently in the process of finalizing its results for the fourth quarter and full year 2009. There can be no assurance that the Company’s final audited results for the fourth quarter and for fiscal year 2009 will be as specified above. The estimates of fourth quarter results as shown above constitute forward-looking statements and are subject to the risk that final audited results may vary. All numbers are approximations.   Please refer to The Company’s cautionary statement on page 2.

Title: ER Impact – EPS Incremental over 2008   75 2Q09 ($0.21) ($0.77) 1Q09 4Q09E 3Q09 FY2009E   ($0.22)   ($0.19)   ($0.15)   EPS 0 Excluding the flu   Note: E denotes estimate. The Company is currently in the process of finalizing its results for the fourth quarter and full year 2009. There can be no assurance that the Company’s final audited results for the fourth quarter and for fiscal year 2009 will be as specified above. The estimates of fourth quarter results as shown above constitute forward-looking statements and are subject to the risk that final audited results may vary. All numbers are approximations.   Please refer to The Company’s cautionary statement on page 2.

Title: Length of Enrollment (LOE) 76 As length of enrollment increases, the paid PMPM decreases. Costs tend to be higher in the early months of a member’s enrollment history.   2 Note: E denotes estimate. The Company is currently in the process of finalizing its results for the fourth quarter and full year 2009. There can be no assurance that the Company’s final results for the fourth quarter of 2009 will be as specified above. All numbers are approximations.  Excludes recent start up and acquisition states (Texas, Missouri and Florida) where historical cost information did not go far enough to incorporate into time series. Enrollment growth by state 2009E   over 2008 1 Please refer to The Company’s cautionary statement on page 2.

Title: New members and YOY growth 77 Note: E denotes estimate. The Company is currently in the process of finalizing its results for the fourth quarter and full year 2009. There can be no assurance that the Company’s final audited results for the fourth quarter and for fiscal year 2009 will be as specified above. The estimates of fourth quarter results as shown above constitute forward-looking statements and are subject to the risk that final audited results may vary. All numbers are approximations.   Please refer to The Company’s cautionary statement on page 2.

Title: Premiums Decreases in 2009 78 2009 Premium Reductions:  Michigan July 1, 2009 reduction linked to fee schedules Missouri Oct 1, 2009 reduction linked to pharmacy benefit ($1.0M) medical margin impact Washington Jan 1, 2009 reduced medical margin ($13.0M) Feb 1, 2009 reduction linked to fee schedules Aug 1, 2009 reduction linked to fee schedules New Mexico December 1, 2009 majority of rate reduction is linked to fee schedules  Total 2009 medical margin impact $14.0M, ($0.20) EPS Please refer to The Company’s cautionary statement on page 2.

Title: Positive Drivers for 2010 Other Placeholder: Deceleration of enrollment growth Diminished costs from flu Known rate increases79 * G denotes guidance for the MOH Medical Business Unit only. Guidance does not include operations, integration or financing cost related to the HIM transactionPlease refer to The Company’s cautionary statement on page 2.

80 * E denotes estimate. The Company is currently in the process of finalizing its results for the fourth quarter and full year 2009. There can be no assurance that the Company’s final audited results for the fourth quarter and for fiscal year 2009 will be as specified above. The estimates of FY2009 results as shown above constitute forward-looking statements and are subject to the risk that final audited results may vary. All numbers are approximations.  ** G denote guidance for the MOH Medical Business Unit only. Guidance does not include operations, integration or financing cost related to the HIM transaction.  Title: Membership 2008, 2009 E* and 2010 G**   Members in thousands YOY Enrollment growth Please refer to The Company’s cautionary statement on page 2.

Title: Rate Changes included in Guidance* 81 *Guidance for the MOH Medical Business Unit only. Guidance does not include operations, integration or financing cost related to the HIM transaction. 1.  New Mexico net impact is unknown, majority of rate reduction is linked to the fee schedule. Please refer to The Company’s cautionary statement on page 2

Title: Negative drivers for 2010 Other Placeholder: Rx carve-outs No rate increases assumed other than those already in effect January 1, 2010 State budgets squeezed 82 * G denotes guidance for the MOH Medical Business Unit only. Guidance does not include operations, integration or financing cost related to the HIM transaction Please refer to The Company’s cautionary statement on page 2.

Rx Carve-Outs 83 Annualized net reduction in profitability Under pharmacy carve-out initiatives, the state carves out the pharmacy benefit from the MCO contract.  Members then receive this benefit through the state’s Fee-For-Service (FFS) program. -$7.0M -$4.0M Ohio Effective  2/1/2010 Missouri Effective 10/1/2009 * G denotes guidance for the MOH Medical Business Unit only. Guidance does not include operations, integration or financing cost related to the HIM transaction Please refer to The Company’s cautionary statement on page 2.

84 Title: States Under Pressure For States in which MOH Health Plans participate, state revenues are expected to fall short of their budgets for FY2010. Source: www.statehealthfacts.org Please refer to The Company’s cautionary statement on page 2.

Title: State budgets squeezed 85 Source: Percent change in quarterly state tax revenue, US Census Bureau, 9/30/2009 State tax revenue Please refer to The Company’s cautionary statement on page 2.

Title: What is NOT included in guidance Other Placeholder: HIM Expectation that medical initiatives will bear fruit in 2010 No unknown rate decreases No unknown rate increases 86 * G denotes guidance for the MOH Medical Business Unit only. Guidance does not include operations, integration or financing cost related to the HIM transaction Please refer to The Company’s cautionary statement on page 2.

Title: Seasonality of Earnings 87 Note:  “Traditionally” denotes the allocation of average earnings from 2002-2008. Guidance is based on estimates for the MOH Medical Business Unit only. Guidance does not include operations, integration or financing cost related to the HIM transaction. California contract terminations not effective until late in first quarter Continued transition of Florida members to managed care Transition of new Ohio ABD members Transition of Utah membership to risk Flu   Please refer to The Company’s cautionary statement on page 2.

Title: 2010 MOH Medical Business Unit Guidance 88 Premium Revenue  Investment Income Medical Care Ratio  G&A Ratio  Core G&A Ratio (excluding Premium Tax) Depreciation & Amortization Interest Expense Net Income Diluted EPS  Diluted Shares Outstanding $3.9B $9M 86% 11%  7.6% $42.6M $13.8M $39M $1.50 26M 2010 G*   Note: All numbers are approximations.  *G denotes guidance for the MOH Medical Business Unit only. Guidance does not include operations, integration or financing cost related to the HIM transaction. Please refer to The Company’s cautionary statement on page 2.

89 Q & A